Exhibit 99.1

Chief Financial Officer Bob Qutub to Retire from MSCI

New York – January 21, 2016 – MSCI Inc. (NYSE: MSCI), a leading provider of portfolio construction and risk management tools for global investors, announced today that Robert Qutub, its Chief Financial Officer and Treasurer, has notified the company that he intends to retire. It is expected that Mr. Qutub will remain with the company until the earlier of mid-May and the appointment of his successor.

“Bob has played an important leadership role for MSCI during a period of enormous change and growth,” said Henry Fernandez, MSCI Chairman and CEO. “I am grateful to him for the substantial contributions he has made to the firm, and am confident they have positioned us well for future growth.”

“It has been a tremendously rewarding experience working with the MSCI board and my colleagues on the firm’s Executive Committee and the Finance team,” said Mr. Qutub. “We have built a world class finance organization over the past few years. Given our strong accomplishments and the excellent positioning of the company, I feel this is the right time for me to spend more time with my family and think about new opportunities.”

“Bob has a strong team,” Mr. Fernandez continued, “and because he has offered to stay with us for a number of months, we are planning for a smooth transition.”

-End-

Media Inquiries	Investor Relations
Kristin Meza	Stephen Davidson
+ 1 212 804 5330	+ 1 212 981 1090
kristin.meza@msci.com	stephen.davidson@msci.com

About MSCI

For more than 40 years, MSCI’s research-based indexes and analytics have helped the world’s leading investors build and manage better portfolios. Clients rely on our offerings for deeper insights into the drivers of performance and risk in their portfolios, broad asset class coverage and innovative research.

Our line of products and services includes indexes, analytical models, data, real estate benchmarks and ESG research.

MSCI serves 97 of the top 100 largest asset managers, based upon P&I data as of December 2014 and MSCI client data as of June 2015.

For more information, visit us at www.msci.com.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or

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Other factors that could materially affect actual results, levels of activity, performance or achievements can be found in MSCI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the Securities and Exchange Commission (“SEC”) on February 27, 2015, as amended, and in quarterly reports on Form 10-Q and current reports on Form 8-K filed or furnished with the SEC. If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what MSCI projected. Any forward-looking statement in this press release reflects MSCI’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to MSCI’s operations, results of operations, growth strategy and liquidity. MSCI assumes no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise, except as required by law.